UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report

December 16, 2014

(Date of earliest event reported)

SABINE OIL & GAS CORPORATION

(Formerly Forest Oil Corporation)

(Exact name of registrant as specified in its charter)

New York	1-13515	25-0484900
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

1415 Louisiana, Suite 1600

Houston, Texas 77002

(Address of principal executive offices, including zip code)

(832) 242-9600

(Registrant’s telephone number, including area code)

Forest Oil Corporation

707 17th Street, Suite 3600

Denver, Colorado, 80202

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

As disclosed on its Current Report on Form 8-K filed with the Securities and Exchange Commission on December 22, 2014 (the “Closing Date 8-K”), which is being amended by this Amendment to Form 8-K, on December 16, 2014, Sabine Oil & Gas Corporation, formerly known as Forest Oil Corporation (the “Company”), completed the transactions (the “Combination”) contemplated under Amendment No. 1 to the Amended and Restated Agreement and Plan of Merger, dated as of May 5, 2014, and amended and restated as of July 9, 2014, by and among the Company, Sabine Investor Holdings LLC, a Delaware limited liability company, FR XI Onshore AIV, LLC, a Delaware limited liability company, Sabine Oil & Gas Holdings LLC, a Delaware limited liability company, Sabine Oil & Gas Holdings II LLC, a Delaware limited liability company (“Sabine Holdings II”) and Sabine Oil & Gas LLC, a Delaware limited liability company (“Sabine O&G”).

The Combination will be accounted for as a reverse acquisition in conformity with accounting principles generally accepted in the United States of America. The unaudited pro forma condensed consolidated combined financial statements were prepared using the acquisition method of accounting with Sabine O&G considered the predecessor or acquirer of the Company.

Filed as Exhibit 99.1 hereto are certain audited historical financial statements of Sabine O&G as of and for the three years ended December 31, 2013 and unaudited historical financial statements of Sabine O&G as of and for the nine months ended September 30, 2014, together with Management’s Discussion and Analysis of Financial Condition and Results of Operations for the related periods, required by Item 9.01(a) of Form 8-K.

Filed as Exhibit 99.2 are the unaudited pro forma condensed combined financial information giving effect to the Combination and related transactions, and notes related thereto, required by Item 9.01(b) of Form 8-K.

Item 8.01	Other Events.

On January 21, 2015, Sabine Oil & Gas Corporation, a Delaware corporation, filed a registration statement on Form S-4 containing a preliminary proxy statement with respect to Sabine. Attached to this Current Report on Form 8-K as Exhibit 99.3 is the section entitled “Business and Properties” from such proxy statement.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Sabine O&G as of and for the three years ended December 31, 2013 and unaudited historical financial statements of Sabine O&G as of and for the nine months ended September 30, 2014, together with Management’s Discussion and Analysis of Financial Condition and Results of Operations for the related periods, are hereby filed as Exhibit 99.1 and are incorporated by reference into this Current Report on Form 8-K/A.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed consolidated combined financial information for the year ended December 31, 2013 and as of and for the nine months ended September 30, 2014, giving effect to the Combination and related transactions, and notes related thereto, are filed as Exhibit 99.2 and are incorporated by reference into this Current Report on Form 8-K/A.

(d)	Exhibits.

No.	Exhibit

23.1	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm for Sabine Oil & Gas LLC.

23.2	Consent of PricewaterhouseCoopers LLP, independent accountants for Sabine Oil & Gas LLC.

99.1	Audited consolidated financial statements of Sabine Oil & Gas LLC as of and for the three years ended December 31, 2013 and unaudited historical financial statements of Sabine O&G as of and for the nine months ended September 30, 2014, together with Management’s Discussion and Analysis of Financial Condition and Results of Operations for the related periods.

99.2	Unaudited pro forma condensed consolidated combined financial information for the year ended December 31, 2013 and as of and for the nine months ended September 30, 2014.

99.3	Business and Properties as of and for the three years ended December 31, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SABINE OIL & GAS CORPORATION
January 21, 2015

	By:	/s/ Timothy D. Yang
	Name:	Timothy D. Yang
	Title:	Senior Vice President, Land & Legal, General Counsel, Chief Compliance Officer and Secretary

Exhibit Index

No.	Exhibit

23.1	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm for Sabine Oil & Gas LLC.

23.2	Consent of PricewaterhouseCoopers LLP, independent accountants for Sabine Oil & Gas LLC.

99.1	Audited consolidated financial statements of Sabine Oil & Gas LLC as of and for the three years ended December 31, 2013 and unaudited historical financial statements of Sabine O&G as of and for the nine months ended September 30, 2014, together with Management’s Discussion and Analysis of Financial Condition and Results of Operations for the related periods.

99.2	Unaudited pro forma condensed consolidated combined financial information for the year ended December 31, 2013, and as of and for the nine months ended September 30, 2014.

99.3	Business and Properties as of and for the three years ended December 31, 2013.

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